                                  NON-NEGOTIABLE

                                   TERM NOTE


$73,406.00                                                 New York, New York
                                                           October 20, 1995


                  FOR VALUE RECEIVED, the undersigned, Stephen J. Drescher, 300 East 93rd Street, New York, New York 10128 (hereinafter referred to as the "Maker"), hereby promises to pay to DUALSTAR TECHNOLOGIES CORPORATION, a Delaware corporation, at its principal place of business at 150 East 42nd Street, New York, New York 10017 (hereinafter referred to as the "Holder") or at such other place or places and to such account or accounts as Holder may direct from time to time by notice to Maker, the principal amount of SEVENTY THREE THOUSAND FOUR HUNDRED SIX AND 00/100 DOLLARS ($73,406.00) in lawful money of the United States in immediately available funds, payable on October 20, 1996.

                  Interest shall accrue on the outstanding principal amount at an annual rate of 8.75%, compounding monthly, payable at maturity.

                  This Note has reference to and is secured by a pledge of property under a Pledge Agreement of even date between Maker and Holder.

                  As security for payment of this Note, the undersigned has pledged or deposited with the Company, and grants it a security interest in the following property:

                  65,250 shares of DualStar Technologies Corporation Common
Stock

and will forthwith deliver to the Holder any and all securities issued in lieu of, or by way of stock dividends, or otherwise received because of ownership of any securities herein pledged; and does agree on demand to deposit with Holder such additional securities or other collateral as it may, from time to time, require. It is further agreed that the collateral hereby pledged, together with any that may be pledged hereafter, shall be applicable in like manner to secure the payment of any past or any future obligations of the undersigned held by Holder; and all such collateral in its hands shall stand as one general continuing collateral security for the whole of said obligations, so that the deficiency on any one shall be made good from the collaterals for the rest, hereby remaining responsible for any deficiency in payment, and waiving any benefit, exemption or privilege under any law now or hereafter to be in force. In the event of default, Holder, at its option, may sell, assign, or otherwise dispose of the collateral.

                  Notwithstanding anything in this Note to the contrary, the then outstanding principal amount and accrued but unpaid interest shall, at Holder's option, be payable on demand in the event that an event of default occurs as set forth below.

                  Maker shall be in default hereunder, at the option of Holder, upon the occurrence of any of the following events: (i) the failure by Maker to make any payments of principal or interest when due hereunder, and such failure shall have continued for a period of more than ten (10) days after notice and a reasonable opportunity to cure; (ii) the entering into of a decree or order by a court of competent jurisdiction adjudicating Maker a bankrupt or the appointing of a receiver or trustee of Maker upon the application of any creditor in an insolvency or bankruptcy proceeding or other creditor's suit; (iii) a court of competent jurisdiction approving, as properly filed, a petition for reorganization or arrangement filed against Maker under the Federal bankruptcy laws and such decree or order not being vacated within thirty (30) days; (iv) the pendency of any bankruptcy proceedings or other creditors' suit against Maker; (v) a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws with respect to Maker; (vi) an assignment for the benefit of creditors by Maker;
(vii) Maker consents to the appointment of a receiver or trustee in an insolvency or bankruptcy proceeding or other creditors' suit; (viii) the existence of any uncured event of default under the terms of any material instrument in writing evidencing a debt to someone other than Holder, provided that Maker is not contesting in good faith by appropriate proceeding such uncured event of default; (ix) the existence of any material judgement against, or any material attachment of property of Maker; or (x) any other condition which, in the reasonable determination of Holder, would materially impair the timely repayment of this Note (individually and collectively, "Event(s) of Default").

                  If this Note is not paid when due, whether at maturity or by acceleration, Maker agrees to pay all reasonable costs of collection and such costs shall include without limitation all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving Holder, or involving any endorser or guarantor hereof, which in any way affects the exercise by Holder of its rights and remedies under this Note.

                  Maker reserves the right to prepay this Note, in whole or in part, prior to the due date with no prepayment penalty.

                  None of the rights or remedies of Holder hereunder is to be deemed waived or affected by failure or delay on the part of Holder to exercise the same.

                  Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, and except as expressly provided by this Note, all other notices in connection with this Note.

                  The terms "Maker" and "Holder" shall be construed to include their respective heirs, personal representatives, successors, subsequent holder and assigns.

                  This Note has been executed and delivered in New York, New York and shall be governed by the laws of the State of New York without giving effect to principles of conflicts of law. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.

                  WITNESS the hand of Maker.




                                                          -------------------
                                                          Stephen J. Drescher

                               PLEDGE AGREEMENT


                  THIS PLEDGE AGREEMENT ("Agreement") made and entered into as of October 20, 1995, by STEPHEN J. DRESCHER, an individual residing at 300 East 93rd Street, New York, New York 10128 ("Pledgor"), to and in favor of DUALSTAR TECHNOLOGIES CORPORATION, a Delaware corporation with its principal place of business at 150 East 42nd Street, New York, New York 10017 (the "Company") in connection with securing certain obligations under that certain Non-Negotiable Term Note dated as of October 20, 1995, between Pledgor and the Company (hereinafter, as the same may from time to time be amended or supplemented, called the "Note").

                  Pledgor is the record and beneficial owner of the Company securities identified in Schedule I attached hereto and delivered to the Company as of the date hereof (said securities of Pledgor, together with any and all additional securities which may be delivered to the Company at any time and from time to time under this Agreement by or in respect of Pledgor are collectively referred to in this Agreement as the "Pledged Securities").

                  The Company is willing to make the loan in respect of which the Pledgor is executing and delivering the Note, but only on the condition that there are first deposited with it the Pledged Securities pursuant to and as contemplated by this Agreement and the Note. Pursuant to the terms of the Note, Pledgor shall have made the pledges contemplated by this Agreement. As an inducement and as a condition precedent to the Company executing and delivering the Note and as security for the Obligations (as hereinafter defined), and in consideration of the premises, Pledgor hereby covenants and agrees as follows:

                           ARTICLE 1. DEFINED TERMS.

                  Section 1.01. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to them in the Note. Unless otherwise defined herein or in the Note, terms defined in the Uniform Commercial Code of the State of New York (the "U.C.C.") are used herein as therein defined.

                  Section 1.02. Obligations means all loans, advances, debts, liabilities, and obligations, for monetary amounts, whether for principal, interest, fees, expenses or otherwise (whether or not such amounts are liquidated or determinable) owing by Pledgor to the Company, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement, reimbursement agreement, or other instrument, whether arising by reason of extension of credit, loan, guarantee, opening of a letter of credit, supplying any credit enhancement, or direct Letter of Credit, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment) absolute or contingent, joint or several, due or to become due, whether incurred as principal, surety guaranty or otherwise, now existing or hereafter arising and however acquired.

                            ARTICLE 2. THE PLEDGE.

                  Section 2.01. Pledge. Pledgor hereby pledges to the Company and grants to the Company a security interest in the following (the following so pledged by the Pledgor, collectively the "Pledged Collateral"):

                           (a) the Pledged Securities which have been or are
                  to be delivered to the Company hereunder by or in respect of Pledgor and the certificates and instruments representing such Pledged Securities, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Securities;

                           (b) all indebtedness of any issuer of such Pledged
                  Securities, and the certificates representing such indebtedness, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Securities; and

                           (c) to the extent not included in the foregoing, any and all proceeds of any and all of the foregoing collateral.

                  Section 2.02. Security for Obligations. This Agreement secures the Obligations.

                  Section 2.03. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Company pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Company. The Company shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of the Company or any of its nominees any or all of the Pledged Collateral, subject only to the provisions of
Section 6.01(a) hereof. In addition, the Company shall have the right at any time and from time to time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations evidencing such Pledged Collateral in the same aggregate number of shares or interests or principal amount as the Pledged Collateral so exchanged therefor.

                  Section 2.04. Continuing Agreement. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until payment in full of the Obligations.

                  Section 2.05. Security Interest Absolute. All rights of the Company and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute, unconditional, and irrevocable, irrespective of any defenses whatsoever available to the Pledgor, including but not limited to, the following:

                           (a) any extension of credit by the Company to or for the account of Pledgor other than under the Note;

                           (b) any lack of validity or enforceability of the Note or any of the Obligations;

                           (c) any change in the time, manner or place of
                  payment of, or in any other term of, all or any of the Obligations, or any other modification, amendment, compromise, settlement, release, waiver or termination (whether material or otherwise) of any obligation, covenant or agreement of Pledgor under the Note;

                           (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

                           (e) the death, incapacity, legal incompetency or disability of Pledgor;

                           (f) the voluntary or involuntary liquidation,
                  dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting, the Pledgor, or any of the assets of any thereof, or any allegation of the validity, or contest of the validity, of this Agreement in any such proceeding;

                           (g) any law, regulation or order of any jurisdiction affecting or purporting to affect any term of any Obligation, the Note or the Company's rights with respect thereto;

                           (h)      any of the events or circumstances
                  described in the Note.

                  Section 2.06 Margin Maintenance Requirements. At all times, the fair market value of the Pledged Collateral shall be at least one hundred thirty percent (130%) of the value of the Obligations. In the event the fair market value of the Pledged Collateral ever becomes less than one hundred thirty percent (130%) of the value of the Obligations, the Company, in its sole discretion, may issue a notification to Pledgor either to: (i) deposit additional collateral sufficient to raise the fair market value of the Pledged Collateral to one hundred thirty percent (130%) of the value of the Obligations, which additional collateral shall be deposited with the Company within fifteen (15) days of such notification, or (ii) pay to Company the difference between one hundred thirty percent (130%) of the value of the Obligations, and the amount by which the fair market value of the Pledged Collateral is less than one hundred thirty percent (130%) of the value of the Obligations, which payment to the Company shall be made within fifteen (15) days of such notification. Failure to comply with the requirements of this
Section 2.06 shall constitute a default pursuant to Article 7 herein.

                  ARTICLE 3. REPRESENTATIONS AND WARRANTIES.

Pledgor represents and warrants as follows:

                           Section 3.01.  Ownership and Liens.  Pledgor is the
legal and beneficial owner of the Pledged Securities described under the name of Pledgor listed in Schedule I attached hereto and will be the legal and beneficial owner of any and all Additional Securities which may be delivered to the Company at any time and from time to time hereunder by or in respect of Pledgor and the remainder of the Pledged Collateral attributable to such Pledged Securities and Additional Securities when delivered to the Company. The Pledged Securities are, and any and all such Additional Securities and the remainder of the Pledged Collateral when delivered to the Company will be, free and clear of any lien, security interest, option or other charge or encumbrance and any other interest except for the security interest created by this Agreement.

                  Section 3.02. Perfection. The delivery of the Pledged Securities pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

                  Section 3.03. No Authorization or Consent Required. (i) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for, and (ii) no agreement to which Pledgor is a party or by which Pledgor or any assets of Pledgor are bound, will be contravened by, (a) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or the execution, delivery or performance of this Agreement by Pledgor, or (b) the exercise by the Company of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required by laws affecting the offering and sale of securities generally).

                  Section 3.04. Financial Benefit. Pledgor expects and anticipates that the performance by him of his obligations hereunder will result in a financial benefit to him.

                             ARTICLE 4. COVENANTS.

                  Section 4.01. Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that the Company may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Company to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

                  Section 4.02. Transfers and Other Liens. Pledgor agrees that he will not (i) sell or otherwise dispose of, or grant any option with respect to, or permit to exist any interest (other than the interest of the Company) in, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

                            ARTICLE 5. THE COMPANY.

                  Section 5.01. Company Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints the Company as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Company's discretion, to take any action and to execute any instrument which the Company may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

                  Section 5.02. Company May Perform. If Pledgor fails to perform any agreement contained herein, the Company may itself perform, or cause performance of, such agreement, and the expenses of the Company incurred in connection therewith shall be payable by Pledgor under Section 9.02.

                  Section 5.03. Reasonable Care. The Company shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Company accords its own property, it being understood that the Company shall not have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Company has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                   ARTICLE 6. VOTING RIGHTS; DIVIDENDS; ETC.

                  Section 6.01. Voting Rights; Dividends; Etc. (a) If and so long as no Event of Default under the Note shall have occurred and be continuing and Pledgor shall not be in default on any other Obligations:

                 (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral relating to Pledged Securities delivered to the Company hereunder by or in respect of Pledgor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note; provided, however, that Pledgor shall not exercise or shall refrain from exercising any such right if, in the Company's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof, and, provided, further, that the Pledgor shall give the Company at least five (5) days' written notice of the manner in which Pledgor intends to exercise, or the reasons for refraining from exercising, any such right.

                  (ii) Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral relating to Pledged Securities delivered to the Company hereunder by or in respect of Pledgor, provided, however, that any and all


                  (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Collateral,

                  (B) other distributions paid or payable in cash in respect of any such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, or otherwise, and

                  (C) cash paid, payable or otherwise distributed in respect of, in redemption of, or in exchange for, any such Pledged Collateral,

shall be, and shall forthwith be delivered to the Company to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Company, be segregated from the other property or funds of Pledgor, and shall be forthwith delivered to the Company as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (iii) The Company shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which Pledgor is entitled to exercise pursuant to paragraph (i) above and to receive the dividend payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default under the Note or default on any other Obligations:

                  (i) All rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 6.01(a)(i) hereof and to receive the dividend payments which it would otherwise be authorized to receive and retain pursuant to Section 6.01(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Company, and the Company shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividend payments.

                  (ii) All dividend payments which are received by Pledgor contrary to the provisions of Paragraph (i) of this Section 6.01(b) shall be received by Pledgor in trust for the benefit of the Company, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Company as Pledged Collateral in the same form as so received (with any necessary endorsement).

                              ARTICLE 7. DEFAULT.

                           Section  7.01.  Remedies  upon  Default.  If any
Event of Default under the Note shall have occurred and be continuing or if Pledgor shall default on any other Obligations:

                  (a) The Company may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. in effect in the State of New York at that time, and the Company may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Company's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Company may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Company shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Company may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by the Company as Pledged Collateral and all cash proceeds received by the Company in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Company, be held by the Company as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Company pursuant to Section 9.02) in whole or in part by the Company and for the benefit of the Company, against all or any part of the Obligations in such order as the Company shall elect. Any surplus of such cash or cash proceeds held by the Company and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                   ARTICLE 8. NO WAIVER; REMEDIES CUMULATIVE

                  Section 8.01. No Waiver; Remedies Cumulative. No failure on the part of the Company to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any extension of time, renewal, compromise or other indulgence which may occur or be granted by the Company impair the Company's right or security interests under this Agreement, nor shall the single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement are cumulative and not exclusive of any remedies provided by law or otherwise.

                           ARTICLE 9. MISCELLANEOUS.

                  Section 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 9.02. Expenses. The Pledgor shall upon demand pay to the Company the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel to the Company, and of any experts and agents, which the Company may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Company hereunder, or
(d) the failure by Pledgor to perform or observe any of the provisions hereof.

                  Section 9.03. Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and, if to Pledgor, mailed or telecopied or delivered to him at the address of Pledgor hereinabove specified; if to the Company, mailed or delivered to it, addressed to it at the address of the Company specified in the Note; or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 9.03. All such notices and other communications shall, when mailed or telecopied, respectively, be effective when deposited in the mails or telecopied, respectively, addressed as aforesaid.

                  Section 9.04. Binding Effect. This Agreement shall (a) be binding upon Pledgor, his heirs, devisees, legal representatives and assigns, and (b) inure, together with the rights and remedies of the Company hereunder, to the benefit of the Company and its successors, transferees and assigns.

                  Section 9.05. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between Pledgor and the Company with respect to the subject matter hereof.

                  Section 9.06. Headings. Article and Section headings in his Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 9.07. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. In the event any term or provision of this Agreement shall be held invalid or unenforceable in any jurisdiction by any court of competent jurisdiction, the remaining terms and provisions hereof shall be unimpaired (and such invalid or unenforceable term or provision shall not thereby be deemed to be invalid or unenforceable in any other jurisdiction) and the invalid or unenforceable term or provision shall be as to such jurisdiction deemed replaced by a term or provision that is valid and enforceable in such jurisdiction and that comes closest to expressing the intention of such invalid or unenforceable term or provision.

                  IN WITNESS WHEREOF, Pledgor and the Company have each caused this Agreement to be duly executed and delivered as of the date first above written.




- -------------------------           --------------------------------
    Witness                                 STEPHEN J. DRESCHER

                                           DUALSTAR TECHNOLOGIES CORPORATION

- -------------------------
    Witness                                 By:____________________________
                                            Name:__________________________
                                            Title:_________________________

                                                     SCHEDULE I


                  Attached to and forming a part of that certain Pledge Agreement made and entered into as of October 20, 1995, by Stephen J. Drescher, to and in favor of DualStar Technologies Corporation (the "Company").

                  The following is a list of the Pledged Securities delivered and pledged to the Company as of October 20, 1995 by Pledgor:

                  Pledged Securities Delivered and Pledged by Stephen J.
Drescher



Number of
 Shares                          Description                  Certificate No.
- ---------                        -----------                  ---------------
65,250*                    DualStar Common Stock
















- ----------

* Under Reg. ss.207.7, no more than 50% of the fair market value of a "margin security" can be loaned where the loan is secured by such margin security. Based upon the current market price of $2.25 per share of the DualStar common stock, it appears that no more than $73,406 could be loaned by the Company based upon the number of shares.